     January 25, 2000


     Dear Ultra-Large 35 Index Portfolio Shareholder,


     The relentless awesome performance continues! The Ultra-Large 35 Index Portfolio gained 14% in the last six months and 30% during calendar 1999. Ultra-Large stocks, especially those in the technology sector, continued to shine in 1999. Our Portfolio ranked 63rd of 811 growth and income funds for the full calendar year. On top of our record in 1998 (14th of 715), this Portfolio has been "hummin'." It ranked #1 of 107 large company domestic index funds for the 1999 calendar year. Our tax efficiency also ranks very high, as we have yet to return a capital gain to shareholders.

     Performance Summary

     The following table presents SEC standardized performance for our Portfolio and various benchmarks. The graph at the bottom of the page shows our cumulative quarterly performance versus the same benchmarks.

                                                           6 month            1 Year          Life-to-Date
                                                           7/1/99             1/1/99             7/31/97
                                                         to 12/31/99        to 12/31/99       to 12/31/99(4)
                                                         -----------        -----------       -----------
             Ultra-Large 35 Index Portfolio                 14.0%              30.3%              27.9%
             S&P 500 Index(1)                                6.8%              20.0%              20.8%
             Bridgeway Ultra-Large 35 Index(2)              14.3%              30.8%              28.1%
             Lipper Growth and Income Funds(3)               2.6%              14.0%              19.7%


         (1)The S&P 500 Index is an unmanaged index of large companies with dividends reinvested. (2)The Bridgeway Ultra-Large 35 Index is an index comprised of some of the very large, "blue chip" U.S. stocks, excluding tobacco; it is compiled by the adviser of the Portfolio.
         (3)The Lipper Growth and Income Funds reflect the aggregate record of domestic growth and income mutual funds as reported by Lipper Analytical Services, Inc. (4)Life-to-date returns are annualized. Past performance does not guarantee future returns.

     [GRAPH SHOWING GROWTH OF $10,000 INVESTED FROM 7/31/97 TO 12/31/99]

     Detailed Explanation of the Performance

     TRANSLATION: The technology sector added the most to our returns in calendar 1999. Our drug companies and financial companies were the biggest drag on performance.

     The table below indicates the returns of our stocks for the calendar year 1999. Most interesting is that our top two performing stocks, Oracle and Motorola, were dormant companies for the year. This means we did not invest new money in these stocks during the year, and they appeared destined to leave the Ultra-Large 35 Index altogether. This was not to be, however, as they soared, returning in size to be among the 35 largest U.S. companies. Our "dormant" strategy really saved our performance in 1999.




              Total Return for Ultra-Large 35 Index Portfolio Stocks for the Calendar Year 1999
         -------------------------------------------------------------------------------------------

       Rank    Company                                  Industry                               % Change
       ----    -------                                  --------                               --------
        1      Oracle Corporation                       Data Processing/Software                 289.8%
        2      Motorola Inc.                            Electronics/Electric                     141.1%
        3      Cisco Systems Inc.                       Data Processing/Internet                 130.8%
        4      Wal-Mart Stores Inc.                     Retail Stores                             69.8%
        5      Microsoft Corporation                    Data Processing/Software                  68.4%
        6      Citigroup Inc.                           Banking                                   68.1%
        7      Hewlett Packard Company                  Specialty Instruments                     66.5%
        8      Home Depot Inc.*                         Retail Stores                             65.7%
        9      General Electric Company                 Electronics/Electric                      51.7%
        10     American Int'l Group Inc.                Insurance                                 39.9%
        11     Intel Corporation                        Electronics/Electric                      38.9%
        13     Lucent Technologies Inc.*                Telecommunications                        38.9%
        14     Dell Computer Corporation*               Data Processing/Comp. Systems             24.8%
        15     DuPont E.I. De Nemours & Company         Chemicals                                 24.1%
        16     Procter & Gamble Company                 Household Products                        20.0%
        17     Intl Business Machines Corporation       Data Processing/Comp. Systems             17.0%
        19     Associates First Capital Corporation     Services                                  15.3%
        20     Bell Atlantic Corporation                Telecommunications                        14.0%
        21     Johnson & Johnson Inc.                   Medical Equipment/Supplies                11.2%
        22     MCI Worldcom Inc.                        Telecommunications                        10.9%
        23     Exxon Mobil Corporation                  Oil & Gas                                 10.2%
        24     GTE Corp.                                Telecommunications                         8.6%
        25     McDonalds Corporation                    Food Serving                               5.0%
        26     Chevron Corporation                      Oil & Gas                                  4.4%
        12     America Online Inc.*                     Data Processing/Internet                   3.2%
        18     Time Warner Inc.                         Leisure-Amusement                          2.1%
        27     General Motors Corporation               Automobiles                                1.6%
        42     Delphi Automotive Systems Corporation    Automobiles/Parts                          1.5%
        28     AT&T Corporation                         Telecommunications                         0.6%
        29     United Parcel Service Inc.               Transportation/Freight                     0.0%
        30     Walt Disney Company                      Leisure-Amusement                         -2.5%
        31     Pepsi Inc.                               Beverages                                 -3.4%
        32     Bristol Myers Squibb Company             Drugs-Generic and OTC                     -4.1%
        34     Merck & Company Inc.                     Drugs-Generic and OTC                     -8.9%
        35     SBC Communications Inc.                  Telecommunications                        -9.1%
        36     Ford Motor Company                       Automobiles                               -9.2%


        37     Coca-Cola Company                        Beverages                                -13.1%
        38     Gillette Company                         Cosmetics & Toiletries                   -13.9%
        39     Fannie Mae                               Finance                                  -15.6%
        40     Bank America Corporation                 Banking                                  -16.5%
        33     Eli Lilly & Company*                     Drugs-Generic and OTC                    -21.6%
        41     Pfizer Inc.                              Drugs-Generic and OTC                    -22.1%

     *The returns for these companies are for the period beginning March 31, 1999, when they were added to the Bridgeway Ultra-Large 35 Index.

     Large Company Dominance

     For the five years from 1994 through 1998, large companies have outperformed smaller ones. This changed in 1999. The table below indicates the total return of CRSP Indexes for 1999. Our Portfolio performance was significantly better than the CRSP "1" Index return (this is very unusual) due to the steller performance of our technology stocks which make up a smaller percentage of the CRSP Index.

     Disclaimer

     The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice. Any favorable (or unfavorable) description of a holding applies only as of the historical period in question.

     Index Recomposition on December 31, 1999

     TRANSLATION: We made a few minor adjustments to the Index composition at the end of 1999. These changes will simplify the composition of the index while hopefully improving its diversification.

     We do not normally rebalance the Bridgeway Ultra-Large 35 Index annually. However, we did make a few "adjustments" at the end of December to account for the status of two dormant companies and to make a few rather small changes. In 1999 both Oracle and Motorola had price increases that were large enough to move them back to the largest 35 U.S. companies again. They were previously "dormant" but were added back to the active portion of the Index on December 31. Delphi Automotive Parts, a spin-off of General Motors, was dropped from the Index altogether since it was not an ultra-large company. It had been a dormant company. GTE, another dormant company, was dropped from the Index altogether, without creating significant capital gains. Gillette had fallen to our lowest position of companies ranked by market capitalization (#68), so we jettisoned it from the Index to make room for a new one, United Parcel Service (#35). The addition of UPS, our only transportation company, should improve our overall diversification.

     As a result of this minor rebalancing, we no longer have any dormant companies in the Index, which simplifies its management. The net effect of the changes resulted in 36 active companies in the Index, one more than we would prefer. However, 36 allows for the potential of a merger, which we have seen several times since starting the Index. We didn't have to wait long after year-end. On January 10, Time Warner and America Online announced plans for a merger. Assuming the merger does go through, we will be back down to 35 companies in the Index.

     The following list shows the largest U.S. companies ranked by market capitalization at the end of the calendar year and the status of each of the companies in our Index.


        Size        Ultra-
        Rank       Large 35
      12/31/99    Index Rank  Company                               Status/Change
      --------    ----------  -------                               -------------
          1           1        Microsoft Corporation                Currently in Index
          2           2        General Electric Company             Currently in Index
          3           3        Cisco Systems, Inc.                  Currently in Index
          4           4        Wal-Mart Stores, Inc.                Currently in Index
          5           5        Intel Corporation                    Currently in Index
          6           6        Lucent Technologies Inc.             Currently in Index
          7           7        International Business Machines      Currently in Index
                                 Corporation
          8           8        Exxon Mobil Corporation              Currently in Index
          9           9        Citigroup Inc.                       Currently in Index
         10           10       America Online, Inc.                 To merge with Time Warner
         11           11       American International Group, Inc.   Currently in Index
         12           12       SBC Communications, Inc.             Currently in Index
         13           13       AT&T Corporation                     Currently in Index
         14           14       Oracle Corporation                   Dormant company added back to Index
         15           15       Merck & Company, Inc.                Currently in Index
         16           16       The Home Depot, Inc.                 Currently in Index
         17           17       MCI WORLDCOM Inc.                    Currently in Index
         18           18       The Coca-Cola Company                Currently in Index
         19           19       The Proctor & Gamble Company         Currently in Index
         20                    Nortel Networks Corporation          Not in Index (industry diversification)
         21           20       Dell Computer Corporation            Currently in Index
         22           21       Johnson & Johnson                    Currently in Index
         23           22       Bristol-Meyers Squibb Company        Currently in Index
         24           23       Pfizer Inc.                          Currently in Index
         25                    Sun Microsystems Inc.                Not in Index (sector diversification)
         26           24       Hewlett-Packard Company              Currently in Index
         27                    E M C Corporation                    Not in Index (sector diversification)
         28                    Yahoo Inc.                           Not in Index (sector diversification)
         29                    Qualcomm Inc.                        Not in Index (sector diversification)
         30           25       Bell Atlantic Corporation            Currently in Index
         31           26       Time Warner Inc.                     To merge with America Online
         32           27       Motorola, Inc.                       Dormant company added back to Index
         33                    Bellsouth Corporation                Not in Index (industry diversification)
         34           28       BankAmerica Corporation              Currently in Index
         35           29       United Parcel Service, Inc.          New company added to Index
         36                    Texas Instruments Inc.
         37                    Morgan Stanley Dean Witter
         38                    Vodaphone Airtouch Plc.
         39                    American Express Company
         40                    Eli Lilly & Company                  Dropped from Index
         41                    Warner Lambert Company
         42           30       E.I. duPont de Nemours and           Currently in Index
                                 Company
         43                    GTE Corporation                      Dormant company dropped from Index
         44                    Wells Fargo & Company
         45                    Amgen Inc.
         46           31       Ford Motor Company                   Currently in Index
         47                    Chase Manhattan Corporation
         48           32       Federal National Mortgage            Currently in Index
                                 Association

         49                    Schering Plough Corporation
         50                    Tyco International Ltd.
         51           33       The Walt Disney Company              Currently in Index
         52                    Sprint Corporation
         53                    BCE Inc.
         54                    JDS Uniphase Corporation
         55           34       Chevron Corporation                  Currently in Index
         56                    Philip Morris Companies, Inc.
         57                    Abbott Labs
         58           35       General Motors Corporation           Currently in Index
         59           36       McDonald's Corporation               Currently in Index
         68                    Gillette Company                     Dropped from Index
                               Delphi Automotive                    Spinoff, dropped from Index


     We Survived Y2K

     TRANSLATION: We didn't get overly excited about Y2K at Bridgeway; we just "hung in there" with our ultra-large focus.

     In previous letters I explained why we would not analyze the Y2K readiness of our individual holdings. (However, we did take precautions to prepare our own operations.) Some people were concerned that there would be major economic disruptions as a result of computers not being able to read or make calculations based on dates in the new century. My reasoning for ignoring this problem was two-fold.

     First, this is an index portfolio. We are not trying to beat the market. Second, moving money because of a possible computer problem seemed just another way to time the market, which neither I - nor the vast majority of people who try - do successfully. A (very) few Bridgeway shareholders did sell everything early in the quarter, hoping to invest again during a big downturn near the end of the year. Based on our recent performance numbers, these people missed quite a bit of investment appreciation.

     If there is a "moral" to this story, I think it would be to concentrate on what's important in the long term, and to resist the many ways to "time" the market. I plan to be fully invested at the next market correction, and undoubtedly my fund investments will also fall. I just strive to build up a cushion before it happens. 1999 gave a pretty good cushion to Portfolio shareholders.

     Tax Efficiency Update

     TRANSLATION: All of Bridgeway's portfolios rank in the top half among comparable funds in the area of tax efficiency, but I would expect our two index portfolios to be our best.

     The following table indicates the tax efficiency over the last one- and five-year periods:


                               % Tax
                               Efficiency    1-year        5-year
                               Since         Percentile    Percentile
 Portfolio                     Inception     Rank          Rank
 ---------                     ----------    ----------   -----------
 Ultra-Large 35 Index          99.1%         21 st         NA
 Aggressive Growth             94.1%         46 th         17 th
 Ultra-Small Company           89.8%          1 st         38 th
 Ultra-Small Index             100%           1 st         NA
 Micro-Cap Limited             96.1%         26 th         NA
 Social Responsibility         98.2%         17 th          4 th
 S&P 500 Fund                  96.5%*        32 nd          5 th
 Russell 2000 Index Fund       87.2%*        65 th         48 th

*Based on the last five year period.

     The second column of the table is calculated by dividing the total cumulative return after federal taxes (at the highest current tax rates) by the total return before taxes. For example, a taxpayer in the highest tax bracket would have kept 99.1% of the Portfolio's total return since inception on July 31, 1997, based on current tax rates of 39.6% for income and 20% for long-term capital gains. The third column makes the same calculation for calendar year 1999 only and ranks this tax efficiency compared to all domestic equity funds. You may be surprised that we only rank in the 21st percentile. This is because the Portfolio does distribute dividend income from the ultra-large dividend paying companies we hold. I would expect it to rank higher over the long term, just as the S&P 500 Index fund ranks higher over a five year period than in a one year period. The one-year column is only of mild interest, since there is frequently a "lag" between the return earned and taxable distributions made. The final column compares our tax efficiency to other funds for a longer (five-year) period of time, but is currently "NA" for this Portfolio, since we don't yet have a five-year track record. Related to the tax efficiency of a mutual fund is the portfolio turnover. Which brings me to the next topic . . .

     Portfolio Turnover

     TRANSLATION: The turnover figure reflects the amount of buying and selling in a mutual fund. Turnover can be detrimental because the portfolio must pay "transaction costs" each time it buys or sells; it can also increase the amount of taxes you pay (in a taxable account only). On the other hand, turnover is good if creates taxable losses to offset other gains. So far, I have been able to harvest enough losses to completely offset any gains, thus avoiding the need to distribute any taxable capital gains.

     In my last letter I committed to discussing various sections and specific numbers from our prospectus. This quarter I will answer these questions about portfolio turnover: "What does this number mean?" "How does it compare with similar funds?" "Why should I care?" "Is our turnover good or bad?" I asked the same kinds of questions as a mutual fund shareholder before becoming a mutual fund manager. Trying to get answers was usually pretty frustrating, so I'll try to make it easier for you!

     The "Portfolio turnover rate" for June 30, 1999 appears as the last line in the Financial Highlights table on page 31 of the prospectus. The December 31, 1999 rate appears as the last line in the Financial Highlights schedule in the financial statements attached.

     What does "portfolio turnover" mean?

     The portfolio turnover rate indicates the number of portfolio holdings that are bought and sold in a year relative to the size of the portfolio. A turnover rate of 100% is equivalent to the sale and repurchase of all of the securities in the portfolio one time during the year. It is calculated by dividing the dollar value of all portfolio sales (or purchases, if this is a lower number) by the average net assets over the course of the period in question. Ultra-Large 35 Index's recent turnover rate was 39.7%, somewhat higher than in prior years.

     How does the Ultra-Large 35 Index Portfolio turnover compare with that of similar funds?

     Turnover for the Ultra-Large 35 Index Portfolio is higher than the average 18% rate among all domestic equity index funds but much lower than the 88% rate among all domestic equity funds, based on recent data from Morningstar.

     Is the Ultra-Large 35 Index Portfolio turnover good or bad?

     Some of our turnover is created by harvesting losses (selling positions that have declined in value). This is good because it offsets other taxable gains. Any turnover for any reason adds to transaction costs, and this is bad. However, our stocks are so large and "liquid" (a lot of shares trade hands each day) that our transaction costs are very low.

     Why should I care?

     Turnover can be either good or bad. It is bad when the buying and selling generates additional net costs for the portfolio that are not offset by the additional after-tax returns. In this Portfolio, I estimate the cost of an average trade at about 0.2% of the trade value. In a future letter, I'll explain how I estimate this cost and what we do to minimize it.

     [Footnote: For now, suffice it to say that these costs include broker commissions, stock spreads (the difference between the price for which you can sell a stock and the price for which you can buy it), impact cost (the additional premium you pay if you buy more than the "offered" number of shares and you want to buy quickly), and opportunity cost (or the cost of being so stingy with the price you are willing to pay that a great investing opportunity simply passes you by).]

     At any rate, I estimate that it cost our Portfolio about 5 hundredths of one percent in performance last year. Overall, I would argue strongly that our turnover has added value so far on an after-tax basis for shareholders in a taxable account. For shareholders in a tax-deferred account, such as an IRA, turnover is also not a concern.

     Let me try to demonstrate the advantage of a very tax efficient mutual fund. For example, take two funds, A and B. Assume that both funds appreciate 10%/year (close to the long-term rate for large stocks), but fund A distributes all of its gains each year, half in the form of short-term capital gains and ordinary income (taxed at 39.6%) and half in the form of long-term capital gains (taxed at 20%). Fund B has no turnover and incurs no gains. For the purposes of this example, I am going to ignore any dividend income. Finally, assume that both funds are held 20 years until retirement, at which time a person's tax rate falls from 39.6% to, say, 25%. Then $10,000 invested in Fund B grows to $67,275 in 20 years. After paying the taxes of $14,319 to withdraw this money, an investor is left with $52,956. [footnote: You can avoid these taxes by dying at year 20, at which point the basis is increased to $67,275; then you can celebrate having a lot of money but no need to spend it.] In Fund A, you pay some taxes each year equal to a total of $12,243, but because Uncle Sam has had use of this money each year rather than you, your nest egg only grows to $38,842. Fund B grows 36% more to $52,956 after all taxes are paid. So the less tax efficient portfolio has an after-tax annualized return of 7.0% while the more tax efficient portfolio has an after-tax annualized return of 8.7%. (If the person were still taxed at the highest 39.6% rate after 30 years, then Fund B would have grown to 15% more than Fund A for an after-tax annualized return of 7.8%.)

     The bottom line is that "bad" turnover (that which results in capital gains) can eat very significantly into total returns, due to the higher trading costs and due to the higher tax bill. A very actively managed portfolio must compensate for this large difference with clearly superior stock picking. Most don't--which is one reason why the indexing alternative is so attractive.

     Bridgeway Makes Mutual Funds Magazine's list of Top Fund Groups

     I am pleased to report that Bridgeway was included in Mutual Fund Magazine's list of the top 30 fund groups in 1999 on the basis of peer group performance. According to the magazine, Bridgeway's six funds outperformed their peer group by an average of 12.3% last year.

     Bridgeway's Smallest Holding

     In many shareholder letters, I discuss our largest holdings. With this letter I'd like to talk about our smallest holding, also significant, but for a different reason.

     The smallest holding among the six Bridgeway portfolios is 10 shares of Kirby Industries, previously an oil exploration firm, now an oil transportation firm held in the Aggressive Growth Portfolio. It represents one one-thousandth of one percent of net assets. Though an economic asset, its purpose is primarily symbolic. My father worked for this company from the time I was one year old until he died when I was twenty-seven. When I see the KEX symbol among my holdings, it reminds me of my father and many others who created the foundation upon which I build. Nothing of significance that I have accomplished at Bridgeway has been done alone. I'm blessed by the energetic and talented people I work with, by my family who supports me in my work, by my parents and teachers who gave me the tools and resources to found this venture, and by you who allow me to be steward of your money.

     As I write this part of my letter two days before the century's end, I hope and pray you will continue to find your relationship with Bridgeway a positive and rewarding one in the years ahead.

     Conclusion

     As always, I appreciate your feedback. We take shareholder comments seriously and have made continuing improvements because people have taken the time to write or call us. Please keep your ideas coming.

     Sincerely,

     /s/ JOHN MONTGOMERY

     John Montgomery

                              BRIDGEWAY FUND, INC.
                         ULTRA-LARGE 35 INDEX PORTFOLIO
                 SCHEDULE OF PORTFOLIO INVESTMENTS (unaudited)
                     Showing percentage of total net assets
                               December 31, 1999


      Industry   Company                               Shares          Value
      --------   -------                               ------          -----
Common Stock - 99.8%
      Automobiles - 4.4%
                 Ford Motor Company                       970       $ 51,713
                 General Motors Corporation             2,915        211,884
                                                                    --------
                                                                     263,597

      Banking - 5.0%
                 BankAmerica Corporation                3,124        156,786
                 Citigroup Inc.                         2,512        139,887
                                                                    --------
                                                                     296,673
      Beverages - 2.0%
                 The Coca-Cola Company                  2,069        120,519

      Chemicals - 2.1%
                 E.I. du Pont de Nemours and
                    Company                             1,916        126,217

      Data Processing - Hardware - 9.1%
                 Cisco Systems, Inc. *                  2,402        257,314
                 Dell Computer Corporation *            3,756        191,556
                 International Business Machines
                    Corporation                           884         95,362
                                                                    --------
                                                                     544,232
      Data Processing - Software & Services - 10.1%
                 America Online, Inc. *                 2,178        165,256
                 Microsoft Corporation *                1,450        169,288
                 Oracle Corporation *                   2,412        270,295
                                                                    --------
                                                                     604,839
      Drugs-Generic and OTC - 6.4%
                 Bristol-Meyers Squibb Company          1,779        114,190
                 Merck & Co., Inc.                      2,086        140,153
                 Pfizer Inc.                            3,863        125,306
                                                                    --------
                                                                     379,649
      Electronics/Electric - 10.3%
                 General Electric Company               1,429        221,138
                 Intel Corporation                      2,194        180,594
                 Motorola, Inc.                         1,442        212,335
                                                                    --------
                                                                     614,067

      Finance - 1.9%
                 Federal National Mortgage
                    Association                         1,775        110,827

      Food Serving - 1.9%
                 McDonald's Corporation                 2,754        111,021

      Household Products - 2.4%
                 The Proctor & Gamble Company           1,290        141,336

      Insurance - 2.3%
                 American International Group, Inc.     1,290        139,481


     Industry   Company                            Shares           Value
     --------   -------                            ------           -----
     Leisure-Amusement - 6.7%
                The Walt Disney Company             5,114        $   149,585
                Time Warner Inc.                    3,418            247,164
                                                                 -----------
                                                                     396,749


     Medical Equipment/Supplies - 2.3%
                Johnson & Johnson                   1,456            135,772

     Oil & Gas - 4.8%
                Chevron Corporation                 1,572            136,175
                Exxon Mobil Corporation             1,892            152,407
                                                                 -----------
                                                                     288,582
     Retail Stores - 7.1%
                The Home Depot, Inc.                2,846            195,628
                Wal-Mart Stores, Inc.               3,324            229,772
                                                                 -----------
                                                                     425,400
     Specialty Instruments - 4.1%
                Hewlett-Packard Company             2,123            241,491

     Telecommunications - 13.1%
                AT&T Corp.                          3,357            170,578
                Bell Atlantic Corporation           2,389            147,073
                GTE Corporation                       730             51,511
                Lucent Technologies Inc.            2,428            182,100
                MCI WORLDCOM, Inc. *                1,988            105,462
                SBC Communications, Inc.            2,570            125,288
                                                                 -----------
                                                                     782,012

     Transportation/Freight - 3.8%
                United Parcel Service, Inc.         3,295            227,355
                                                                 ===========


     Total Common Stock (Identified Cost $4,460,047)             $ 5,949,819

                                                                 ===========
 Total Investments - 99.8%                                       $ 5,949,819

 Other Assets and Liabilities, net - 0.2%                             11,745
                                                                 ===========


 Total Net Assets - 100.0%                                       $ 5,961,564
                                                                 ===========

 * Non-income producing security as no dividends were paid during the period from July 1, 1999 to December 31, 1999.

 ** The aggregate identified cost on a tax basis is $4,460,047. Gross unrealized appreciation and depreciation were $1,534,527 and $44,755, respectively, or net unrealized appreciation of $1,489,772.

 See accompanying notes to financial statements.

             BRIDGEWAY FUND, INC. - ULTRA-LARGE 35 INDEX PORTFOLIO
                STATEMENT OF ASSETS AND LIABILITIES (unaudited)
                            As of December 31, 1999

ASSETS:
      Investments at value (cost - $4,460,047)                                                         $ 5,949,819
      Cash                                                                                                  73,467
      Receivable for investments sold                                                                      190,770
      Receivable for shares sold                                                                            23,455
      Receivable from adviser                                                                                  887
      Receivable for interest                                                                                  101
      Receivable for dividends                                                                               3,311
      Prepaid expenses                                                                                       5,291
      Deferred organization costs                                                                            2,336
                                                                                                       -----------
            Total assets                                                                                 6,249,437
                                                                                                       -----------
LIABILITIES:
      Payable for investments purchased                                                                    237,558
      Payable for shares redeemed                                                                           47,211
      Payable for management fee                                                                               768
      Payable for organization costs                                                                         2,336
                                                                                                       -----------
            Total liabilities                                                                              287,873
                                                                                                       -----------
      NET ASSETS (666,064 SHARES OUTSTANDING)                                                          $ 5,961,564
                                                                                                       ===========
      Net asset value, offering and redemption price per share ($5,961,564/666,064)                    $      8.95
                                                                                                       ===========

NET ASSETS REPRESENT:
      Paid-in capital                                                                                  $ 4,621,975
      Undistributed net investment income                                                                    3,585
      Net realized loss on investments                                                                    (153,768)
      Net unrealized appreciation of investments                                                         1,489,772
                                                                                                       -----------
      NET ASSETS                                                                                       $ 5,961,564
                                                                                                       ===========

             BRIDGEWAY FUND, INC. - ULTRA-LARGE 35 INDEX PORTFOLIO
                      STATEMENT OF OPERATIONS (unaudited)
                   For the six months ended December 31, 1999



INVESTMENT INCOME:
      Dividends                                                                                           $ 31,054
      Interest                                                                                                 267
                                                                                                          --------
            Total income                                                                                    31,321

EXPENSES:
      Management fees                                                                                        2,030
      Accounting fees                                                                                        4,955
      Audit fees                                                                                             2,513
      Custody                                                                                                2,412
      Amortization of organization costs                                                                       456
      Insurance                                                                                                101
      Legal                                                                                                    604
      Registration fees                                                                                         75
      Directors' fees                                                                                          304
                                                                                                          --------
            Total expenses                                                                                  13,450
      Less fees waived                                                                                      (6,976)
      Less expenses reimbursed                                                                              (2,669)
                                                                                                          --------
            Net expenses                                                                                     3,805
                                                                                                          --------

NET INVESTMENT INCOME                                                                                       27,516
                                                                                                          --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
      Net realized loss on investments                                                                     (96,144)
      Net change in unrealized appreciation                                                                792,089
                                                                                                          --------
      Net realized and unrealized gain                                                                     695,945
                                                                                                          --------

NET INCREASE IN ASSETS RESULTING FROM OPERATIONS                                                          $723,461
                                                                                                          ========

See accompanying notes to financial statements.

             BRIDGEWAY FUND, INC. - ULTRA-LARGE 35 INDEX PORTFOLIO
                 STATEMENT OF CHANGES IN NET ASSETS (unaudited)

                                                                      Six months ended            Year ended
INCREASE (DECREASE) IN NET ASSETS:                                   December 31, 1999          June 30, 1999
OPERATIONS:
      Net investment income                                             $   27,516               $   23,253
      Net realized loss on investments                                     (96,144)                 (56,739)
      Net change in unrealized appreciation                                792,089                  655,872
                                                                        ----------               ----------
          Net increase resulting from operations                           723,461                  622,386
                                                                        ----------               ----------
      Distributions to shareholders:
          From net investment income                                       (42,583)                  (6,541)
          From realized gains on investments                                     0                        0
                                                                        ----------               ----------
            Total distributions to shareholders                            (42,583)                  (6,541)
FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                                       1,827,757                4,586,906
      Reinvestment of dividends                                             42,482                    6,278
      Cost of shares redeemed                                           (1,117,985)              (1,066,968)
                                                                        ----------               ----------
          Net increase from Fund share transactions                        752,254                3,526,216
                                                                        ----------               ----------
          Net increase in net assets                                     1,433,132                4,142,061
NET ASSETS:
      Beginning of period                                                4,528,432                  386,371
                                                                        ----------               ----------
      End of period (including undistributed net investment
          income of $3,585 and $18,653, respectively)                   $5,961,564               $4,528,432
                                                                        ==========               ==========
Number of Fund shares:
      Sold                                                                 227,392                  663,522
      Issued on dividends reinvested                                         5,004                    1,068
      Redeemed                                                            (138,768)                (155,521)
                                                                        ----------               ----------
          Net increase                                                      93,628                  509,069
      Outstanding at beginning of period                                   572,436                   63,367
                                                                        ----------               ----------

      Outstanding at end of period                                         666,064                  572,436
                                                                        ==========               ==========

             BRIDGEWAY FUND, INC. - ULTRA-LARGE 35 INDEX PORTFOLIO
                        FINANCIAL HIGHLIGHTS (unaudited)
                (for a share outstanding throughout the period)




                                                                    Six months ended           Year ended     July 31, 1997* to
                                                                   December 31, 1999         June 30, 1999       June 30, 1998
PER SHARE DATA
      Net asset value, beginning of period                          $      7.91              $      6.10             $    5.00
                                                                    -----------              -----------             ---------
      Income from investment operations:
          Net investment income                                            0.04                     0.07                  0.07
          Net realized and unrealized gain                                 1.07                     1.77                  1.03
                                                                    -----------              -----------             ---------
               Total from investment operations                            1.11                     1.84                  1.10
                                                                    -----------              -----------             ---------
      Less distributions to shareholders:
          Net investment income                                           (0.07)                   (0.03)                 0.00
          Net realized gains                                               0.00                     0.00                  0.00
                                                                    -----------              -----------             ---------
               Total distributions                                        (0.07)                   (0.03)                 0.00
                                                                    -----------              -----------             ---------
      Net asset value, end of period                                $      8.95              $      7.91             $    6.10
                                                                    -----------              -----------             ---------

TOTAL RETURN[1]                                                            14.0%                    30.3%                 22.0%
RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period                                     $ 5,961,564              $ 4,528,432             $ 386,371
      Ratios to average net assets:[2]
          Expenses after waivers and reimbursements                        0.15%                    0.15%                 0.15%
          Expenses before waivers and reimbursements                       0.53%                    0.90%                 9.73%
          Net investment income after waivers
             and reimbursements                                            1.08%                    1.06%                 1.47%

      Portfolio turnover rate[2]                                           39.7%                    16.6%                 64.3%

[1]   Not annualized.
[2]   Annualized.
*  July 31, 1997 commencement of operations

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                         ULTRA-LARGE 35 INDEX PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS


1.     Organization:

       Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

       The Fund is organized as a series fund and has six portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

       Bridgeway Capital Management, Inc. is the Adviser to the Fund.

2.     Significant Accounting Policies:

       The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

       Securities Valuation

       Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

       Federal Income Taxes

       It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

       The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains.

       Distributions to Shareholders

       Distributions to shareholders are recorded when declared. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Distributions of net investment income and realized short-term capital gains, if any, are taxable as ordinary income to shareholders. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

       Deferred Organization Costs

       Deferred organization costs are amortized on a straight-line basis over five years.

       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                              BRIDGEWAY FUND, INC.
                         ULTRA-LARGE 35 INDEX PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued

2.     Significant Accounting Policies, Continued:

       Risks and Uncertainties

       The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

       12b-1 Plan

       The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

       Other

       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

       Assets in the Ultra-Large 35 Index Portfolio are very low, and may remain so in the immediate future. Because commission cost per trade is unacceptably high as a percentage of assets, the Adviser reimburses the Portfolio for any commissions above one cent/share. The Adviser expects to continue this practice until portfolio net assets reach at least $10 million.

3.     Management Contract:

       The Ultra-Large 35 Index Portfolio pays a flat 0.08% annual management fee, computed daily and payable monthly, subject to a maximum expense ratio of 0.15%.

4.     Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the Accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

       The Adviser has agreed to reimburse the Ultra-Large 35 Portfolio for any operating expenses above 0.15%. To achieve this expense level the Adviser has waived both the management fees and accounting fees for the six months ended December 31, 1999. The Adviser expects to continue this voluntary level of reimbursement, for the foreseeable future.

       Payable for organization costs is payable to the Adviser.

5.     Custodial Agreement:

       The Fund has entered into a Custodial Agreement with Compass Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

                              BRIDGEWAY FUND, INC.
                         ULTRA-LARGE 35 INDEX PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued

6.     Cost, Purchases and Sales of Investment Securities:

       Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investment securities, other than cash equivalents were $1,736,537 and $999,910, respectively for the six months ended December 31, 1999.

7.     Federal Income Taxes:

       During the six months ended December 31, 1999, the Fund paid a dividend from net investment income of $0.0662 per share to shareholders of record. The dividend qualified for the dividends received deduction of corporate shareholders.

       At June 30, 1999 the fund had $885 and $25,756 in capital loss carryforwards for federal income tax purposes expiring June 30, 2006 and June 30, 2007, respectively. The Fund incurred and elected to defer post-October 31 net capital losses of $18,352 to the year ended June 30, 2000.